SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 19, 2000

Mark IV Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8862 (Commission File Number)	23-1733979 (IRS Employer ID Number)

501 John James Audubon Parkway, P.O. Box 810, Amherst, New York,     14266-0810
(Address of principal executive offices)                                                          (Zip Code)

Registrant's Telephone Number, including area code:                             (716)-689-4972

(Former name or former address, if changed since last report)

Item 5. Other Events

               Pursuant to the Rights Agreement, dated as of May 17, 1995, between Mark IV Industries, Inc. (the "Company") and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), the Board of Directors of the Company (the "Board") declared a dividend of one right ("Right") for each outstanding share of the Company's common stock, par value $.01 per share (the "Common Stock"), to stockholders of record at the close of business on June 2, 1995. The Rights Agreement was amended on May 19, 1999. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Stock"), at a Purchase Price of $80.00 per unit of one one-hundredth of a share, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement, as amended.

                On May 19, 2000, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli Performance Partnership L.P., Gabelli International Limited, Gabelli Securities, Inc., Gabelli Group Capital Partners, Inc., Gabelli Asset Management Inc., Marc J. Gabelli and Mario J. Gabelli (herein collectively referred to as the "Gabelli Group") filed amendment No. 11 to Statement of Beneficial Ownership on Schedule 13D with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Amended Schedule 13D"), reporting beneficial ownership of an aggregate number of shares of Common Stock representing 20.04% of the outstanding shares of Common Stock of the Company.

                The Gabelli Group advised the Company that it inadvertently increased its beneficial ownership of shares of Common Stock of the Company to more than 20% of the shares outstanding. The Gabelli Group has also confirmed to the Company the accuracy, as of May 25, 2000, of the statements set forth under Item 4 of the Schedule 13D, as filed prior to Amendment No. 11 to the Schedule 13D, which stated, among other things, that the Gabelli Group did not intend to seek control of the Company or participate in the management of the Company.

                In view of such advice by the Gabelli Group, at a Special Meeting of the Board of Directors of the Company held on May 23, 2000, the Board approved an amendment to the Rights Agreement, dated as of May 25, 2000 and effective as of May 19, 2000 (the "Second Amendment"), pursuant to which the definition of Acquiring Person was amended to exclude the Gabelli Group as an Acquiring Person unless the Gabelli Group becomes the Beneficial Owner of 21% or more of the shares of Common Stock then outstanding. The Second Amendment also amended the definition of a Section 11(a)(ii) Event and Section 11(a)(ii) to provide that a Section 11(a)(ii) Event shall not have occurred with respect to the Beneficial Ownership of shares of the Common Stock by the Gabelli Group unless and until such time as the Gabelli Group shall become an Acquiring Person.

                In addition, at a subsequent Special Meeting of the Board of Directors held on May 26, 2000, the Board also approved a third amendment to the Rights Agreement, dated and effective as of May 26, 2000 (the "Third Amendment"). The Third Amendment was entered into in connection with the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 26, 2000, between the Company and MIV Acquisition Corporation ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub shall merge into the Company (the "Merger"), with the Company continuing as the surviving corporation and with the outstanding shares of Common Stock being converted into the right to receive $23.00 per share in cash. At the Board Meeting, the Board approved the Merger and the Merger Agreement.

                The Third Amendment provides that neither Merger Sub nor any Associates or Affiliates of Merger Sub, individually or collectively, shall be deemed to be an Acquiring Person, nor shall a Distribution Date be deemed to have occurred solely as a result of (i) the announcement, approval, execution or delivery of the Merger Agreement, (ii) the consummation of the Merger or (iii) the consummation of the other transactions contemplated by the Merger Agreement.

                The Third Amendment further provides that neither a Section 11(a)(ii) Event nor an event described in Section 13 of the Rights Agreement shall be deemed to have occurred as a result of (i) the announcement, approval, execution or delivery of the Merger Agreement, (ii) the consummation of the Merger or (iii) the consummation of the other transactions contemplated by the Merger Agreement and the Rights shall not be adjusted or exercisable in accordance with Section 11 or Section 13.

                Copies of the Second Amendment and the Third Amendment are filed herewith as Exhibits 99.3 and 99.4. Copies of the Rights Agreement and the amendments thereto are available free of charge from the Company. This summary description of the Rights Agreement and the amendments thereto does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the amendments thereto, which are incorporated by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

                (a)      Financial Statements of Business Acquired.

                           Not applicable.

                (b)      Forma Financial Information.

                           Not applicable.

                (c)       Exhibits.

99.1.	Rights Agreement, dated as of May 17, 1995, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent.(1)

99.2.	First Amendment to the Rights Agreement, dated as of May 19, 1999.(2)

99.3.	Second Amendment to Rights Agreement, dated as of May 25, 2000, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent.**

99.4.	Third Amendment to the Rights Agreement, dated as of May 26, 2000, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent.**

(1) (2) **	Incorporated by reference to the Company's Form 8-K, dated as of May 25, 1995. Incorporated by reference to the Company's Form 8-K, dated as of June 2, 1999. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARK IV INDUSTRIES, INC. By: /s/ Richard L. Grenolds Name: Richard L. Grenolds Title: Vice President and Chief Accounting Officer

Dated: May 31, 2000

EXHIBIT INDEX

Exhibit Number	Description	Page

99.1.	Rights Agreement, dated as of May 17, 1995, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent.(1)

99.2.	First Amendment to the Rights Agreement, dated as of May 19, 1999.(2)

99.3.	Second Amendment to Rights Agreement, dated as of May 25, 2000, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent.**

99.4.	Third Amendment to the Rights Agreement, dated as of May 26, 2000, between Mark IV Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent.**

(1) (2) **	Incorporated by reference to the Company's Form 8-K, dated as of May 25, 1995. Incorporated by reference to the Company's Form 8-K, dated as of June 2, 1999. Filed herewith.